SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2004

MICHAEL FOODS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-112714	13-4151741
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 CARLSON PARKWAY SUITE 400 MINNETONKA, MINNESOTA	55305
(Address of principal executive offices)	(Zip Code)

(952) 258-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 9, 2004, Michael Foods, Inc. (the “Company”) issued a news release to the Company’s debtholders pertaining to the Company’s plans to amend its bank financing agreements. The Company also provided guidance for its 2004 expected financial performance. A copy of the news release issued by the Company in connection with this Report on Form 8-K under Item 7.01 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	News release issued by the Company on September 9, 2004

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 9, 2004	MICHAEL FOODS, INC.

	By:	/s/ Gregg A. Ostrander
Gregg A. Ostrander Its: Chairman, Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	News release issued by the Company on September 9, 2004

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